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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement No. 333-32225 of Digital Video Systems, Inc. on Form S-3 of our report dated August 8, 1997 on the financial statements of Arris Interactive LLC-Digital Video Division for the year ended December 31, 1996, appearing in this Current Report on Form 8-K/A of Digital Video Systems, Inc.


                                              /s/ Deloitte & Touche LLP


Atlanta, Georgia
October 9, 1997